SEPTEMBER 2025

PROJECT SNOWBALL

THE AVALANCHE TREASURY COMPANY

AUGUST 2025

DISCLAIMER

Forward-Looking Statements

This presentation (the "Presentation") includes certain statements, estimates, targets, and projections that may constitute "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical fact included in this Presentation are forward-looking statements. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which the Nasdaq publicly traded company (the "Company") operates, as well as management's beliefs and assumptions. Words such as "anticipate," "expect," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual results and outcomes may differ materially from those expressed or forecasted in such forward looking statements due to a variety of factors, including, but not limited to, changes in economic, business, competitive, technological, and/or regulatory factors. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

General

The information contained in this Presentation has been prepared solely to assist interested parties in making their own evaluation with respect to the proposed transaction involving the Company and for no other purpose. This presentation is being made exclusively to (i) qualified institutional buyers ("QIBs") as defined in Rule 144A ("Rule 144A") under the U.S. Securities Act of 1933, as amended (the "Securities Act") and (ii) institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D promulgated pursuant to the Securities Act with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation. Each reader and each prospective investor is strongly encouraged to conduct their own independent investigation and verification of the information, opinions, and financial projections contained herein. Nothing in this Presentation should be construed as investment, legal, tax, financial, accounting, or other advice. You should consult with your own legal counsel, business advisor, and tax advisor regarding any legal, business, tax, or other matters related to this Presentation and any potential transaction with the Company.

This Presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation does not constitute a recommendation to purchase or sell any securities or investment, legal, tax, or other advice. Any offer or solicitation of securities, if made, will be made only by means of definitive transaction documents and in accordance with applicable securities laws. Any decision to invest should be made solely in reliance on such definitive transaction documents and not on the basis of the information contained herein. This Presentation does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire or require in evaluating a potential transaction with the Company.

For a description of the risks relating to an investment in the company in connection with an offering of securities, we refer you to "Important Notice & Risk Disclosure" included in this presentation.

Confidentiality

This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of the Company, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the parties and the transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised on, and agree to, the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

KEY INVESTMENT HIGHLIGHTS

WHY NOW, WHY DATS	**01 Strong Market Momentum**	Multiple industry-wide tailwinds including **accelerating institutional adoption, expanding real-world use cases,** and **increasing regulatory clarity**
	02 Attractive DAT Strategy	The Digital Asset Treasury (DAT) strategy uniquely combines **growth and strategic initiatives of a blockchain** with **access to public markets** – delivering **highly attractive returns** to shareholders
STRATEGIC ADVANTAGE, COMPELLING ECONOMICS	**03 First-Mover Advantage**	The first ever NASDAQ publicly listed company with an exclusive focus on **Avalanche**, targeting a highly attractive **mNAV of 0.68x**, with an **ATM already on file** and **significant amount of authorized shares**
	04 Official Foundation Support	**Direct financial** and **strategic** endorsement through an **official partnership** with the **Avalanche Foundation**, with a goal of **$420M+ AVAX on the balance sheet** at announcement
	05 Crypto-Native Management	**Dedicated management team** with deep network in digital assets and a proven track record of **success in public markets and crypto investing**
DRIVE PREMIUM FLYWHEEL	**06 Profitable Yield Strategy**	**Protocol-native staking incentives** designed to cover operating expenses and be cash flow positive from day one with additional complex yield strategies available over time to increase revenue generation
	07 Crafting Brand Identity	**Effective post-transaction management** laser focused on curating **brand visibility**, enhancing **treasury holding transparency,** creating dynamic **capital market strategies,** and expanding **executive leadership**

TRANSACTION OVERVIEW

EQUITY TERMS

Issuer	AgriFORCE Growing Systems Ltd. (NASDAQ: AGRI)
Capital Raise Type	Common Stock
Timing	Signed at Deal Announcement, Funded at Deal Close[1]
Equity PIPE Terms	$2.36 per share
Size	$292M
Transaction Consideration	Shares of the Company to be issued at the closing of the offering with the number of shares to be based on 0.68x mNAV[2][3][4]
Implied mNAV	0.68x mNAV[2][3][4]
Use of Proceeds	Primarily to purchase AVAX, additional use for working capital and transaction expenses
Lock-Up	None for Equity Investors
Registration	Reasonable best efforts to file resale registration statement for the Equity Investors within 30 days of closing of the offering[1]
Placement Agent	Cohen & Company Capital Markets

ILLUSTRATIVE SOURCES & USES

Sources	($M)
Equity Raise Proceeds – Cash	$146
Equity Raise Proceeds – AVAX In-Kind Contribution	$146
Cash on Pubco Balance Sheet	$0.4
Total	**$293**

Uses	($M)	AVAX (M)[2]
AVAX Purchases	$130	8.2
AVAX In-Kind Contribution	$146	4.3
Est. Cash to Pubco Balance Sheet[5]	$10	
Est. Transaction Expenses at Close[3]	$7	
Total	**$293**	**12.5**

PRO FORMA ECONOMIC OWNERSHIP

		Shares (M)	% Own.
1	Equity Investors	111.5	92.1%
2	Existing Pubco Shareholders	4.7	3.8%
3	Other Shareholders[6]	4.9	4.1%



1
2
3

Note: (1) Subject to NASDAQ requirements and shareholder vote; (2) Assumes Avalanche price of $33.82. Assumes $80M of Avalanche acquired at a 60% discount to 14-day AVAX VWAP of $29.92 price as of September 19, 2025. Assumes $146M of Avalanche contributed in-kind based on $33.82 price. The remaining proceeds will be used to acquire Avalanche in the spot market. Represents value of Avalanche on the balance sheet divided by the proforma equity value; (3) Represents the placement agent fees and transaction costs; (4) Excludes fees to be paid to Hivemind for its advisory services in connection with the Avalanche treasury strategy; (5) Represents funds designated for general corporate purposes and working capital needs; (6) Advisory fees paid in shares and equity grants

CRYPTO IS ENTERING ITS INSTITUTIONAL ERA

Supportive policy, regulation, and adoption are generating significant tailwinds for digital assets

Policy Makers

May '24 U.S. House passed the **Financial Innovation and Technology for the 21st Century Act**[1]

Jan '25 President Trump signed an **executive order promoting blockchain** and **digital assets innovation**[2]

July '25 **GENIUS Act** signed into law[3]; **CLARITY Act** passed by House[4]

Regulators

COMPREHENSIVE & CLEARER REGULATIONS

"The SEC has relied primarily on enforcement actions to regulate crypto retroactively and reactively…this task force will set us on a sensible regulatory path that respects the bounds of the law"

– Commissioner Hester Pierce[5]

Industry Growth

Since the Bitcoin ETF approval in January 2024, **BTC** price has increased by **148%**; the price of **ETH** also increased **73%** over the same period[12]


148%
Jan-24
Apr-24
Jul-24
Oct-24
Jan-25
Apr-25
Jul-25

Corporates

June '25 Stablecoin provider **Circle** goes **public** and sees share price rise by 180%[6]; later announces own Layer-1 blockchain effort[7]

July '25 **PayPal** announces **Pay with Crypto** product, simplifying cross-boarder commerce and reducing transaction costs[8]

Aug '25 Fintech giant **Stripe** announces **new blockchain effort** (Tempo) with Paradigm[9]

Institutional Investors

Over **$170B** is invested in the top 10 **digital asset ETFs**, with BlackRock's iShares Bitcoin Trust ETF holding over $88B alone[10]

In August 2025, President Trump signed an **executive order** that aims to make it easier to **include alternative assets like cryptocurrency inside 401(k)** and related employee retirement plans[11]

Source: (1) H.R.4763 - Financial Innovation And Technology For The 21st Century Act, Congress.gov, 2024; (2) Strengthening American Leadership In Digital Financial Technology, Whitehouse.gov, 2025; (3) Fact Sheet: President Donald J. Trump Signs GENIUS Act into Law, Whitehouse.gov, 2025; (4) H.R.3633 - Digital Asset Market Clarity Act of 2025, Congress.gov, 2025; (5) 'Sec Can Do Better': Hester Peirce To Lead New Crypto Task Force, Decrypt, 2025; (6) The Circle IPO delivered the biggest two-day 'pop' since 1980—but the crypto company left $3 billion on the table, Fortune, 2025; (7) Introducing Arc: An Open Layer-1 Blockchain Purpose-Built for Stablecoin Finance, Circle, 2025; (8) PayPal Drives Crypto Payments into the Mainstream, Reducing Costs and Expanding Global Commerce, PayPal, 2025; (9) Exclusive: Fintech giant Stripe building 'Tempo' blockchain with crypto VC Paradigm, Fortune, 2025; (10) Cryptocurrency ETF List, VettaFi, 2025; (11) Trump Order Clears Way for Crypto and Private Equity in 401(k)s, New York Times, 2025; (12) Yahoo Finance Data; data 1/10/2024 – 9/19/2025

DATS DELIVER CONSISTENTLY OUTSIZED RETURNS

Company	Currency	Current Market Cap ($M)	Current Share Price ($)	Share Price Before Announcement[1] ($)	Price Performance Since Announcement (%)	NASDAQ Over Same Period (%)	Current mNAV (x)
Strategy		$98,767	$344.75	$11.58	2,877%	116%	1.3x
BitMine		13,461	61.29	$4.96	1,136	15	1.4
SHARPLINK GAMING		3,666	17.33	$3.31	424	19	1.0
(2)		625	9.69	$9.45	2.5	10	1.3
DeFi Development Corp.		459	16.93	$0.70	2,304	24	0.9
SUIG		393	4.41	$1.78	148	8	1.1
upexi		388	6.58	$2.02	226	45	0.8
FG		257	7.27	$17.18	(57.7)%	9	1.2
Sol Strategies		134	6.07	$0.68	793	95	1.3
LITE STRATEGY		112	2.80	$2.62	6.9	11	1.1
Mean					**756%**	**35%**	**1.1x**
Median					**325%**	**17%**	**1.1x**

Note: Assumes following prices: BTC price of $115,000, SOL price of $240, ETH price of $4,450, BNB price of $975, SUI price of $3.70, LTC price of $114, TON price of $3.11; Reflects pro-forma market cap and digital assets on balance sheet. FactSet and company data as of September 19, 2025
(1) Share price before announcement calculated as share price 2 weeks prior to announcement date; (2) Assumes the proceeds from the $500M capital raise are used to acquire BNB. Assumes a placement agent fee of 3%.

HIGHLY ATTRACTIVE ENTRY MNAV MULTIPLE


0.68x
(1)
1.00x
SHARPLINK GAMING (2)
1.06x
FG (3)
1.07x
BitMine(4)
1.14x
upexi(5)
1.18x
MEI Pharma (6)
1.26x

(1) Based on latest investor presentation (2) Based on $415M in ETH acquired and 71M shares outstanding; (3) Based on $193M in ETH acquired and 41M shares outstanding; (4) Based on $244M in ETH acquired and 62M shares outstanding; (5) Based on $88M SOL acquired and 45M shares outstanding; (6) Based on $97M LTC acquired and 36M shares outstanding. Assumes 2.5% placement agent fees

AVALANCHE-AT-A-GLANCE

Robust Web3 Solutions

Empowers partners to build **fully customizable, interoperable** Web3 ecosystems with complete ownership of their blockchain infrastructure

Superior Versatility

Sub-second time-to-finality compared to Ethereum's 6 – 12 minutes and **compatibility with Ethereum smart contracts** and developer tools

Size & Scalability

Currently secured by **1,300 full validators**. **1,000+ live decentralized applications** (dApps) with many more in the pipeline

Clean and Sustainable

The blockchain uses just 8.2% of Ethereum's energy and 0.00034% of Bitcoin's, making it **highly efficient** and **sustainable**

Institutional Backing

Backed by **blue-chip investors** including Andreessen Horowitz, Polychain Capital, Hivemind Capital, and Initialized Capital

UNMATCHED L1 CUSTOMIZABILITY

INTRA-NETWORK INTEROPERABILITY

- Facilitate **seamless cross chain communication** between L1s without third party bridges or additional trust assumptions
- Leverage **C-Chain Integrations** to pull data feeds, stablecoins, etc. into your L1

CHAIN-LEVEL PERMISSIONING OPTIONS

- Only approved participants can serve as **validators**
- Only approved participants can deploy **smart contracts**
- Only approved participants can **transact**

CUSTOMIZABLE STAKING & GAS MECHANISMS

- **Highly customizable** gas token & fee parameters, while also leveraging relayers to obfuscate blockchain UX
- Chains validated permissionlessly can **leverage their own** staking token without using Avalanche

ENHANCED USER PRIVACY & STABILITY

- Implement default **network privacy** in addition to a suite of institutional grade transaction, sender/receiver, & balance privacy solutions
- L1 workloads are **isolated**, which means the noisy neighbor effect of one workload cannot destabilize other L1s or surge their gas price

AVALANCHE TOKENIZATION

Asset Layer

Fiat (FX)	AGORA, CIRCLE, tether, Brale, NONCO
MMFs	BACKED, BlackRock, FRANKLIN TEMPLETON, OpenTrade, WELLINGTON MANAGEMENT
Equity & Credit	INVERSION, KKR, Laser Digital, Note, FRICTIONLESS
Real Estate & Home Equity	balcony, Homium, Liquid Mortgage, MOGUL, Profitr
MBS	FIS, intain, MEDICI LAND GOVERNANCE

INDUSTRY PARTNERS

Infrastructure Layer

Tokenization Platforms	DTCC, Fireblocks, SECURITIZE, tokeny, kaleido
DeFi Apps	eugust, ELIXIR, Balancer, TraderJoe, UNISWAP
Custodians & Wallets	BitGo, coinbase, copper, Fireblocks
Compliance	Chainalysis, nexera, TRM, parallel MARKETS
Oracles	PYTH, REDSTONE, Chainlink, API3

Avalanche in the News

CoinDesk
Asset Manager VanEck Joins Tokenization Race With U.S. Treasury Fund Token on Avalanche
May 13, 2025

BitcoinEthereumNews.com
AVAX Price Outlook: SkyBridge Capital to Tokenize $300M on Avalanche Blockchain
August 22, 2025

CoinDesk
Dinari Is Launching Its Blockchain Using Avalanche's To Enhance The Trading Of Tokenized Public Securities
August 14, 2025

avalanche
Grove Finance Launches on Avalanche with $250M+ Target Investment
July 28, 2025

avalanche
Uptop Expands NBA Loyalty Program to Detroit Pistons Using Avalanche
July 17, 2025

TOYOTA
Toyota Blockchain Lab, Accelerating Blockchain Technology Initiatives and External Collaboration
May 16, 2025

HIVEMIND | PREMIER DIGITAL ASSET LEADERS

Leveraging 85+ years of combined experience from top crypto and financial institutions to drive innovation, operational excellence, and market agility



Matt Zhang
Founder, Managing Partner

- Ex-Global Head of Structured Products Trading at Citi and Founding Partner of Citi Impact Fund
- 18+ years of operating experience globally



Richard Skeet
Managing Partner, Head of Research

- Ex-Senior PM at Global Structured Credit HF
- Previously Sell-Side, proprietary risk-taking & application development experience at Citi



Jake Greenstein
Partner, Head of Infrastructure

- Ex- Engagement Manager and Sr. Software Engineer at Mastercard
- Previously Sr. Director of Strategy at Algorand



Emmanuel Vallod
Partner, Head of Ventures

- Ex-CIO at Stake Capital
- Previously Partner at GSR Ventures and co-led the systematic securitized team at Blackrock



Stanley Huo
Partner, Head of Asia

- Ex-Managing Director at China Renaissance
- Previously investment banking at UBS, Citi and BAML, as well as crypto advisory at Kenetic

20+ Team Members	**4** Global Hubs	**6** Investment Strategies	**50+** Evaluated Public Market Deals	**10+** Executed Public Market Deals

WORLD CLASS BOARD AND ADVISORY TEAM

Strategic Advisors



Anthony Scaramucci
Strategic Advisor

- Founder & Managing Partner, SkyBridge Capital
- Founder & Chairman of SALT
- Ex-White House Communications Director



Brett Tejpaul
Advisor

- Head of Coinbase Institutional
- Ex-Head of Digital, Barclays
- Ex-Head of Structured Finance, J.P. Morgan

To Be Revealed
Advisor

Board of Directors



Matt Zhang
Director

- Founder & Managing Partner, Hivemind
- Ex-Global Head of Structured Trading at Citi
- 18+ years of operating experience globally



Xiao-Xiao Zhu
Director

- Digital Operating Parter, KKR
- Ex-General Manager of BCG Digital Ventures
- Founder & CEO of Heycar



Young Cho
Director

- CEO, TLGY Acquisition Corp
- CEO, StableCoinX
- Ex-CFO, Hedera Hashgraph



Dan Mendes
Director

- Founder & Managing Partner, BlockCore Partners
- Ex-VP of Finance, Algorand
- Ex-Senior Manager, Deloitte

EXPECTED TO BE CASH FLOW POSITIVE FROM DAY 1

Ability to generate strong topline revenue and be profitable day one through Avalanche's high native yield; additional yield opportunities are also available within its ecosystem

~$422M Total Staked AVAX × **~6.7%** Annual Staking Yield[1] = **~$28M** Annual Revenue

Additional Opportunities To Generate **Yield** Through **AVAX Ecosystem**

- **Liquid Staking**
- **Liquidity Provisioning**
- **MEV Opportunities**
- **Levered DeFi**

Cash flow positive operations enable further profit and growth of AVAX Treasury
AND WE ARE JUST GETTING STARTED…

Source: (1) Avalanche as of September 19, 2025

PREMIUM INFRASTRUCTURE STACK AND PARTNERS

Planned Strategic Partners

foundation | anchorage digital | BitGo
coinbase | ELWOOD
Figment | Blueprint | BLOCKDAEMON

Extended Network

copper | GEMINI | Fireblocks
Deribit | galaxy | OKX | kraken
Deloitte. | Chainalysis | + More

Network Access

Extensive network relationships unlock access to **top-tier service providers** on **preferred terms**

Scalable Infrastructure

Institutional-grade infrastructure that scales across strategies, asset classes and geographies with **secure, efficient, and compliant** operations

Agile Execution

Seasoned team with **proactive management** and institutional-grade risk controls to navigate digital asset operations and **protect capital**

CREATING ENDURING SHAREHOLDER VALUE

WELL ORCHESTRATED POST-TRANSACTION MANAGEMENT

Brand Visibility

- ✓ Enhance Wall Street Sell-Side coverage for liquidity and institutional awareness
- ✓ Curated marketing campaigns to drive brand value and identity

Enhanced Transparency

- ✓ Regular updates on treasury transactions and key metrics
- ✓ Targeting real-time dashboards for investors to track treasury holdings

Capital Market Strategies

- ✓ Implement dynamic strategies to take advantage of mNAV volatility
- ✓ Continuously monitor market signals to adjust capital allocation

Executive Leadership

- ✓ Assemble institutional leadership team with operational experience
- ✓ Onboard industry leaders familiar with Avalanche ecosystem

APPENDIX

PRO FORMA MNAV CALCULATION

PRO FORMA NET ASSET VALUE ($M)

PIPE Cash Investment	$146
Locked AVAX In-Kind Contribution	$146
Pubco Cash on Balance Sheet	$0.4
Total Gross Proceeds	**$293**
Transaction Fees and Working Capital	$17[1]
PIPE Net Proceeds	**$276**

AVAX Price (In Kind & Open Market Acquisitions)	**$33.82**
AVAX Price (Acquisitions from the Foundation)	**$29.92**

AVAX Foundation Discount	*60.0%*
Discounted AVAX	6.7
In-Kind AVAX Contributions	4.3
At the Market AVAX Acquisitions	1.5
Total # of AVAX to Balance Sheet (M)	**12.5**
Total Value of AVAX on Balance Sheet ($M)	**$422**

PRO FORMA MARKET CAPITALIZATION

PIPE Price per Share	**$2.36**
PIPE Shareholders	111.5
Existing PubCo Shareholders	4.7
Other Shareholders[2]	4.8
Total Shares Outstanding (M)	**121.1**
Market Capitalization ($M)	**$286**

MNAV CALCULATION

$286M Market Cap

$422M AVAX to Balance Sheet

0.68x mNAV

Note: (1) Includes legal fees, placement agent fees, and $10M in working capital; (2) Includes placement agent equity fees and equity grants

STAKING RATE COMPARISON

AVAX provides competitive staking yield that exceeds the rewards rates of many other leading network tokens

Token	Rate
AVAX	6.70% PRR
ETH	3.01% PRR
BTC	0% PRR
BNB	2.28% PRR
TON	4.45% PRR
HYPE	2.26% PRR
ADA	2.52% PRR
SOL	8.08% PRR
SUI	2.34% PRR

Note: PRR data based on Blockdaemon, Stakingrewards and Avalanche as of September 19, 2025

IMPORTANT NOTICE & RISK DISCLOSURE

Risks Related to the Company's Business and AVAX Strategy and Holdings

- The Company's financial results and the market price of the Common Stock may be affected by the prices of AVAX.
- Investing in AVAX will expose the Company to certain risks associated with AVAX, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network.
- The Company will have broad discretion in how it executes its AVAX strategy, including the timing of purchases and sale of AVAX and AVAX-related products. The Company may not execute its strategy effectively, which could affect its results of operations and cause its stock price to decline.
- Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Company's business.
- Future developments regarding the regulatory treatment of crypto assets could adversely impact the Company's business.
- AVAX is a highly volatile asset, and fluctuations in the price of AVAX are likely to influence the Company's financial results and the market price of the Common Stock.
- AVAX and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.
- The availability of spot exchange-traded products for AVAX and other digital assets may adversely affect the market price of the Company's listed securities.
- The Company's AVAX strategy will subject it to enhanced regulatory oversight.
- AVAX trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes.
- The concentration of AVAX holdings may enhance the risks inherent in the Company's AVAX strategy.
- The Company's AVAX holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents.
- If the Company or its third-party service providers experience a security breach or cyber-attack and unauthorized parties obtain access to its AVAX assets, the Company may lose some or all of its AVAX assets and its financial condition and results of operations could be materially adversely affected.
- The Company will face risks relating to the custody of its AVAX, including the loss or destruction of private keys required to access its AVAX and cyberattacks or other data loss relating to its AVAX.
- Regulatory changes reclassifying AVAX as a security could lead to the Company's classification as an "investment company" under the ICA and could adversely affect the market price of AVAX and the market price of the Company's listed securities and could require the Company to sell a substantial majority of its AVAX, which could further affect the market price of AVAX.
- The Company is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.
- The Company's AVAX strategy exposes it to risk of non-performance by counterparties.
- The Company was incorporated under the laws of a Canadian province, which may present certain additional risks that would not be present for a company incorporated in the United States.
- U.S. holders of the Company's securities may suffer adverse tax consequences if we are characterized as a passive foreign investment company.

Risks Related to the Transaction

- The Company intends to use the net proceeds from this offering to purchase AVAX, the price of which has been, and will likely continue to be, highly volatile.
- The Company will have broad discretion in the use of the net proceeds from this offering and investors will not have the opportunity as of this process to assess whether the net proceeds are being used in a manner of which you approve.
- The Company intends to use a portion of the proceeds from this offering for transaction costs, working capital and for the implementation of the AVAX treasury operation and ongoing advisory services for the treasury operation.